CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income for the year	$ 1,895,581	$ 1,941,307
Derivative financial instruments (Note 18):
Reclassified from the cash flow hedge reserve to net income	1,176	1,176
Cash flow hedge reserve, net of reclassification	1,176	1,176
Pension benefit obligations:
Remeasurement (loss) gain on pension benefit obligations (Note 15)	(2,254)	1,641
Income tax impact	46	166
Equity securities (Note 18):
Net change in fair value of equity securities	56,944	(73,865)
Income tax impact		695
Total other comprehensive income that will not be reclassified to net income, net of tax	54,736	(71,363)
Other comprehensive income (loss) for the year	55,912	(70,187)
Comprehensive income (loss) for the year	$ 1,951,493	$ 1,871,120